THE QUAKER INVESTMENT TRUST
                            OFFERING THE QUAKER FUNDS
               AMENDED AND RESTATED SUPPLEMENT DATED JULY 25, 2003
                             TO THE PROSPECTUS DATED
                                NOVEMBER 1, 2002


This Amended and Restated Supplement dated July 25, 2003 amends and restates the Supplement dated July 15, 2003 to the Prospectus dated November 1, 2002.

Effective as of July 15, 2003, Quaker Funds has suspended the sale of its Class B Shares in all of its fund's portfolios except in the limited situations described below. As a result, existing shareholders of Class B Shares may only make future purchases in the Quaker Fund's Class A Shares or Class C Shares. Purchases of Class A Shares generally include a front end sales charge. Purchases of Class C Shares generally include a deferred sales charge and higher annual distribution fees. [See pages 35 through 39 of the Quaker Funds' prospectus for a more detailed description on purchasing Fund Shares.]

Existing shareholders of Class B Shares may qualify for a reduced sales charge by aggregating the net asset value of existing Class B Shares previously purchased in all Quaker Funds with the dollar amount of new Class A Shares purchased.

Class B Shares will continue to be sold through retirement plans maintained pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (a "403(b) Plan"). In addition, shareholders of existing Class B Shares through a 403(b) Plan may continue to purchase new Class B Shares through such plan.

Shareholders of Class B Shares are permitted to exchange Class B Shares of the Quaker Funds for Class B Shares of any other Quaker Fund without incurring additional sales charges.

Unless a Class B Shareholder elects to have dividends and distributions paid in cash, such dividends and distributions will be reinvested in additional Class B Shares of the Quaker Fund(s).

All portions of the prospectus and/or Statement of Additional Information not expressly amended by this notice shall remain in full force and effect.